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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 11, 2001



                            APOGENT TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)


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
               Wisconsin                                1-11091                              22-2849508
---------------------------------------  -------------------------------------  -------------------------------------
    (State or other jurisdiction of            (Commission File Number)           (IRS Employer Identification No.)
            incorporation)


               48 Congress Street
           Portsmouth, New Hampshire                                                          03801
-------------------------------------------------                           -----------------------------------------
     (Address of principal executive offices)                                               (Zip Code)
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Registrant's telephone number, including area code:  603.433.6131
                                                     ------------


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Item 5.  Other Events

         In connection with the issuance of the registrant's 2.25% Senior Convertible Contingent Debt Securities (CODES) due 2021, the registrant is filing herewith the documents listed in Item 7 below.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits

Exhibit No.       Exhibit
   99.1           Press Release, dated October 11, 2001
   99.2           Indenture, dated as of October 10, 2001, between the Company, its subsidiary guarantors, and The Bank of New York.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 11, 2001              APOGENT TECHNOLOGIES INC.

                                     By:  /s/ Jeffrey C. Leathe
                                          -----------------------------------
                                            Jeffrey C. Leathe
                                            Executive Vice President - Finance,
                                            Chief Financial Officer & Treasurer



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                            APOGENT TECHNOLOGIES INC.
                               (THE "REGISTRANT")
                          (COMMISSION FILE NO. 1-11091)

                                  EXHIBIT INDEX
                                       TO
                             FORM 8-K CURRENT REPORT
                             DATED OCTOBER 11, 2001





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                                                                INCORPORATED HEREIN BY
        EXHIBIT NUMBER                  DESCRIPTION                 REFERENCE TO                FILED HEREWITH
------------------------------  ---------------------------  ---------------------------  ---------------------------
             99.1               Press Release dated                                                    X
                                October 11, 2001
             99.2               Indenture, dated as of                                                 X
                                October 10, 2001, between
                                the Company, its
                                subsidiary guarantors, and
                                The Bank of NewYork
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